

Practical Assessment of Hepatic Steatosis for NAFLD - NASH

INVESTOR PRESENTATION

MARCH 2021

ENDRA LIFE SCIENCES

See more. Do more. Live better.®

NASDAQ: NDRA

Forward-Looking Statements

Certain statements made in this presentation are forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the timing of our clinical trials, our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, are forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. You can find many (but not all) of these statements by looking for words such as "approximates," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "intends," "plans," "would," "should," "could," "may" or other similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Actual results may differ materially from those discussed as a result of various factors, including, but not limited to: our limited operating history and our ability to achieve profitability; our potential inability to develop commercially feasible applications; our need to secure required regulatory approvals from governmental authorities in the European Union, United States and other jurisdictions; our dependence on third parties to design, manufacture, obtain required regulatory approvals, market and distribute our TAEUS™ applications; our ability to commercialize any of our TAEUS™ applications and the pricing of any such applications; our ability to protect our intellectual property and the risk we may infringe on the intellectual property of others; and our ability to obtain adequate financing in the future. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date hereof and, except as required by law, we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise. We anticipate that subsequent events and developments will cause our views to change.

In this presentation, we refer to information regarding potential markets for products and other industry data. We believe that all such information has been obtained from reliable sources that are customarily relied upon by companies in our industry. However, we have not independently verified any such information.

ENDRA Life Sciences' Goal

SEE MORE. DO MORE. LIVE BETTER.®

Commercialize **Thermo Acoustic Enhanced UltraSound (TAEUS®)**, a technology that enhances existing ultrasound systems to visualize tissue similar to an MRI, but at 50X[1] lower cost and at the point of patient care.

1 Sources & Assumptions in Appendix

ENDRA Life Sciences



TAEUS®

PLATFORM TECHNOLOGY

Opportunities in a variety of clinical applications

Multiple potential revenue streams: hardware, software, services, disposables, licensing

80 IP assets[1]



NAFLD
NASH

1st APPLICATION: LIVER DISEASE

1.4B people[2] affected by excess liver fat and inflammation

~50 pharma therapies in development

No practical diagnostic tools exist

$21B market opportunity[3]

CE mark received, 510(k) submitted



OPERATIONS & PARTNERS

Lean operations: ~20 employees, Ann Arbor, Michigan

Partners & advisors: UPMC, Tufts, GE Healthcare, University of Michigan, others

AI collaboration with Western University

1, 2, 3: Sources & Assumptions in Appendix

TAEUS® Platform Evolution[1]

MULTIPLE POTENTIAL CLINICAL APPLICATIONS & REVENUE STREAMS TO SCALE BUSINESS



HARDWARE
Accessory to increase utility of existing ultrasound systems
SOFTWARE
SW apps added to TAEUS accessory or licensing partners
SERVICES
E.g., Maintenance contracts
DISPOSABLES
E.g., Applicator pads to enhance TAEUS performance
LICENSING
Build TAEUS into new OEM systems (ultrasound, surgical robotics)
TAEUS Platform
ASSESS LIVER FAT
Current focus
VISUALIZE TISSUE TEMPERATURE
Guide energy-based surgeries for cancer, cardiology
TISSUE PERFUSION
Visualize micro-vascular flows of damaged tissue
VASCULAR FLOW
Visualize blocked or malformed vessels
TAEUS
Traditional Ultrasound

[1] Illustrative

Large Unmet Clinical Need: NAFLD-NASH Diagnostics

RAMPANT DISEASE, APPROACHING THERAPIES ... BUT NO PRACTICAL DIAGNOSTIC TOOLS

Liver Disease: NAFLD-NASH

1.4 billion people affected.[1]
Linked to obesity, diabetes, genetics

Can progress to fibrosis, cirrhosis cancer and cardiovascular disease[2]

Annual U.S direct medical costs >$100 billion[3]

Diagnostic Gap

No practical diagnostic tools:

- **MRI**: $2M-$3M, 5+ tons, purpose-built room, relatively few systems vs ultrasound, concentrated in urban areas
- **Liver biopsy**: Invasive, painful, impractical to do frequently

1st Therapies Near

Advent of first **targeted therapies** for NAFLD-NASH increases need to identify & monitor patients

~50 compounds in development[4] including ~30 in Phase II–III[4]

Many target fat metabolism[4]

Non-Alcoholic Fatty Liver Disease (NAFLD): Build-up of fat in the liver
Non-Alcoholic Steatohepatitis (NASH): NAFLD + inflammation
1, 2, 3, 4: Sources & Assumptions in Appendix

Assessing & Monitoring Liver Fat of 1 Billion+ NAFLD-NASH Patients

NO TOOL HAS BALANCED DIAGNOSTIC VALUE + ACCESSIBILITY


HIGH
DIAGNOSTIC VALUE
LOW
MRI
Liver Biopsy
OPTIMAL BALANCE
DIAGNOSTIC VALUE + ACCESSIBILITY
ENDRA LIFE SCIENCES
TAEUS®
Quantitative Ultrasound
Traditional Ultrasound
Blood Tests
Medical History & BMI
LOW
ACCESSIBILITY
(AFFORDABILITY, SAFETY, EASE OF USE)
HIGH

Source: ENDRA Life Sciences' assessment of relative position of key technologies. See Appendix for further details.

ENDRA's TAEUS®: Enhancing Traditional Ultrasound

RADIO FREQUENCY PULSES CREATE SONIC WAVES THAT QUANTITATE LIVER FAT FRACTION


Illustration of TAEUS probe


15.0
Screen shot of TAEUS measurement

- ✓ TAEUS directly measures a material property of liver tissue that is only affected by the amount of fat (triglyceride), and has not been found to be confounded by fibrosis like other methods (attenuation, back-scatter)
- ✓ Completed first human feasibility study (n=19), validated against MRI-PDFF **Sensitivity** 0.88 **Specificity** 0.82 **AUROC** 0.91 @ MRI-PDFF 6% steatosis
- ✓ CE mark in Europe; 510(k) submitted to U.S. FDA

TAEUS Procedure

- As little as 15 minutes of user training. Easy-to-interpret results
- Locate liver with any traditional B-mode ultrasound
- Apply & activate TAEUS probe; each scan takes 1.5 seconds

TAEUS® Liver: Targeting High-Value Segments

CLINICIANS & DRUG DEVELOPERS STRUGGLE WITH MRI-BIOPSY LIMITATIONS

IMAGING EXPERTS Radiology	LIVER EXPERTS Gastro-Hepatology	METABOLISM & LIFESTYLE EXPERTS	DRUG DEVELOPERS Pharma & CRO's
~100,000 practitioners[1] Currently perform 80% of current 70M[2] abdominal ultrasound scans	~45,000 practitioners[1] High interest in diagnosing & treating liver disease	~300,000 practitioners[1] Endocrinology Internal & Primary medicine Front line of NAFLD-NASH	~50 therapies in pipeline targeting NAFLD-NASH & metabolic disorders Clinical trial recruitment Screening Failure Rates > 50%[3]

"Help me **identify & monitor** patients with liver fat, non-invasively & cost-effectively"

Sources & Assumptions in Appendix

TAEUS Liver Commercialization: 3 Core Strategies

ENDRA LIFE SCIENCES

LEAN OPERATIONS TARGETING CUSTOMERS @ LOCAL LEVEL

Core Mkts: Small ENDRA team + GE intros

Non-core Markets: Distributors

→ ENDRA Life Sciences, GE Healthcare — Europe & US; Distributors: KHOLICO — E.g., Vietnam

DRIVE AWARENESS, INTEREST & TRIAL

Clinical conferences, publications, lunch & learns,

Online education & marketing → 4000+ CRM





→ EASL, RSNA, AASLD

BUILD CLINICAL EVIDENCE

ENDRA clinical evaluation sites in key target markets

Leverage as reference sites supporting commercialization.

→ U.S.: UPMC University of Pittsburgh Medical Center, Medical College of Wisconsin; Europe: JGU Gutenberg Universität, CHU Angers, Inselspital

Global Environment

DESPITE 2020 HEADWINDS... ENDRA IS POSITIONED FOR SUCCESS IN 2021

Encouraging signs of progress at healthcare provider level

Global MRI imaging (used for comparison in ENDRA's clinical studies) has been experiencing 3 to 8 week backlogs, driven by:

- Reduced hospital staff available to perform scans
- Increased COVID-related precautions (cleaning MRI rooms)
- However, volume of delayed procedures is now returning ... good sign

In spite of Covid-19 conditions, ENDRA still moving forward on key objectives

- Advancing key clinical and commercial relationships. Inselspital (Switzerland), GE renewal, Vietnam distributor
- Building lean ENDRA commercial team: Prospecting locally. Ready as markets open
- Leveraging e-marketing tools (E.g., clinical conferences) to maintain awareness & interest with clinicians

Anticipated Milestones: ENDRA Liver Application

BUILD CLINICAL EVIDENCE, SECURE US REGULATORY APPROVAL, RAMP COMMERCIALIZATION

2021

- Receive FDA 510(k) clearance
- Ramp commercialization in EU & US; first revenue from sale of TAEUS
- Collect & publish TAEUS clinical evidence from global reference partners
- Forge new/deeper alliances with drug developers and medical device OEM's
- Establish clinical evaluations in Asia
- Surpass 80 intellectual property assets in portfolio

Financial Information

KEY STATISTICS

	Feb 28, 2021 Pro-Forma[1]
Cash Balance[2]	$9.5M
Common Shares Outstanding	38.5M
Fully Diluted Shares Outstanding	44.6M
Market Capitalization[3]	$96.3M
Management / Director Ownership[4]	10.9%

[1] Pro forma results for February 28, 2021have not been audited and are subject to change.
[2] Includes proceeds from conversion of warrants, and sale of shares on ATM facility.
[3] Based on closing price of $2.50 for common stock on February 26, 2021.
[4] Based on fully diluted shares, assumes full vesting of all options.

CONTACT US

ENDRA LIFE SCIENCES
David Wells
Chief Financial Officer
(734) 997-0464
Investors@endrainc.com
www.endrainc.com

See more. Do more. Live better.®

ENDRA LIFE SCIENCES

APPENDIX

Leadership & Advisors

MANAGEMENT



Francois Michelon
Chairman & CEO
20+ years in med-tech
GE Healthcare, Smith & Nephew, Biomet



Michael Thornton
CTO
15+ years med-tech
Founder, Enhanced Vision Systems (sold to GE)



Renaud Maloberti
CCO
20+ years in med-tech. 12 years in ultrasound
FujiFilm, BK Medical, GE Healthcare



Amy Sitzler
VP Engineering
20 years in engineering & quality at GE Healthcare



David Wells
CFO
30 years in finance and operations
IBM, Bank of America

INDEPENDENT DIRECTORS

Sam Gambhir, MD, PhD
In Memoriam: 1962-2020
Chair of Radiology, Stanford University

Michael Harsh
Chief Technology Officer (Ret.), GE Healthcare

Anthony DiGiandomenico
Co-founder, MDB Capital

Alex Tokman
President, iUNU, Inc.
GE Healthcare
Allen Institute for AI (AI2)

Lou Basenese
Equity research & advisory

SCIENTIFIC ADVISORS

Jing Gao, MD
Weill Cornell Medicine
Rocky Vista University

Jon Rubin MD, PhD
Univ. of Michigan (Ret)

Raza Malik MD, PhD
Tufts Medical Center

Future TAEUS Application: Guidance of Energy-Based Surgery

SHOW HEAT OR COLD SIGNATURE OF THERMO-ABLATIVE PROCEDURES FOR CANCER, CARDIOLOGY, PAIN



ENDRA Temperature Overlay
Traditional Ultrasound

THERMO-ABLATIVE PROCEDURES

- 5^+ million procedures annually[1] growing at 15%[1] CAGR, driven by aging-related diseases: cancer, pain, cardiology
- Current surgical guidance tools are inaccurate or impractical: Printed guidelines or expensive MRI

> *"Doctors aren't always sure where the [thermo-ablative] energy is going. They could hit a vessel or another heat-sink in the body and the academic models fall apart and treatment is ineffective."*

Jonathan Rubin, M.D
Head for Ultrasound & Abdominal Interventional Radiology [Retired], The University of Michigan

1 Sources & Assumptions in Appendix

Expected TAEUS Economic & Clinical Value To Stakeholders

PATIENTS	HEALTHCARE PROVIDERS: Ultrasound Procedure	HEALTHCARE PROVIDERS: TAEUS Procedure	PAYERS: Education & Reimbursement
Patient presents with one or more of the following: • **Abnormal liver function** (blood tests): ALT, AST • **Abdominal symptoms**: Pain, nausea, vomiting, trauma, appetite loss, weight loss • **Risk factors for liver disease**: Obesity, alcohol use, diabetes, hepatitis B/C, jaundice, high-cholesterol, autoimmune disorders, polycystic ovary syndrome • **Incidental findings** from other exams (e.g., renal calculi) **Medical necessity established** for ultrasound examination	**Clinician assesses liver with in-office traditional ultrasound:** • Liver attenuation, echogenicity, volume • Abnormal hepatic blood vessels (e.g., portal vein), varices • Abnormal masses (cysts, tumors), fluid collection, gallbladder pathology, biliary dilatation • **Procedure coded as CPT 76705** *Ultrasound abdominal, single organ, limited.* Hospital Outpatient & Physician Payment Estimate:[1] $137 - $338	**Clinician offers optional (patient self-pay) TAEUS liver scan[2] for ~$35[3]** **Patient Value** • Stays on exam table ~5 mins longer • Receives additional NAFLD information w/o invasive biopsy or expensive & time-consuming MRI • Submits TAEUS receipt to Medical Savings Account **Clinician Payback** (illustration) • $45,000 TAEUS purchase • @ 35 patients per week • w/$35 patient self-pay, TAEUS breakeven ~ 36 weeks **TAEUS procedure expected to be coded as CPT 76999**: *Unlisted ultrasound procedure.* Hospital Outpatient & Physician Est. Payments: $0 - $210[4]	1. Clinician submissions of TAEUS 76999 claims with procedure details (time, equipment used, clinical value) helps to educate payers on new TAEUS test 2. Growth of (separate) published clinical evidence further supports TAEUS clinical & economic value and encourages medical societies (e.g., AASLD) to adopt TAEUS as standard of care for NAFLD-NASH assessment 3. **Over time, items 1 & 2 influence payers to cover TAEUS as a separate reimbursed procedure**

1, 2, 3, 4 Sources & Assumptions in Appendix

Liver Fat Measurement Tools: Relative Performance & Accessibility

Liver Fat (Steatosis) Test	AUROC[1]	Sensitivity[2]	Specificity[3]	Diagnostic Value (liver fat)	Accessibility (Affordability, Safety, Ease-of-Use)	Other Considerations
Liver Biopsy	Historical Gold Standard for NASH Diagnosis			++	−	• Measurement variability due to pathology interpretation • Invasive. Requires surgical training.
Blood Tests (E.g., ALT) Lemoine, 2018 (J Acquir Immune Defic Syndr; 80(4))	0.88	0.91	0.77	+	+	• Low relative AUROC & specificity vs. other tests • Susceptible to non-NASH related diseases
Magnetic Resonance Imaging (MRI) Imajo, 2016 (Gastroenterology 150(3))	0.98	0.90	0.93	+++	−	• Becoming Gold Standard for research studies • Not practical for daily clinical practice. Costs $2M-$3M. • Slow & Complex, not point-of-care. Limited access. • Patient restrictions; hip replacements, obesity, tattoos…
Thermo Acoustic Enhanced Ultrasound (TAEUS®) ENDRA, 2019 (Roberts Feasibility Study endrainc.com)	**0.91**	**0.88**	**0.82**	++	+++	• **Ease of use: ~15 mins training. 1.5 secs/scan.** • **Point-of-care. Works with any B-mode ultrasound.** • **Low cost: ~$50K** • **Strict quantitative measurement. Accurate, repeatable**
Qualitative Ultrasound: B-Mode Paige, 2017(AJR 208)	0.81	0.61 - 0.89	0.70	−	+++	• Broadly available, easy to use, point-of-care and safe. • Not recommended for low to medium fat level (<25%) • High level of training. Variable results, operator dependent
Quantitative Ultrasound: Backscatter, Attenuation, Elastography Lin, 2015 (Clinical Gastroenterology & Hepatology 13) Paige, 2017(AJR 208) Caussy 2018 (Hepatology 67(4)) Eddowes, [illegible], Newsome 2019 (Gastroenterology)	0.70 - 0.95	0.75 - 0.87	0.70 - 0.91	+	+	• Varied AUROC, sensitivity & specificity • Cumbersome techniques, some require use of phantom • Expensive, high level of training • Variable results. Operator dependent

[1] **AUROC** (Area Under Receiver Operator Curve): Measures the relationship between sensitivity and specificity as the Reference threshold changes (E.g., MR liver fat threshold of 6%, 10%, 15%, Etc).
[2] **Sensitivity**: The percentage of people correctly identified as having liver fat above the reference threshold (E.g., 6%).
[3] **Specificity**: The percentage of people correctly identified as NOT having liver fat above the reference threshold (E.g., 6%).

Sources & Assumptions

PAGE 3

1. $50K ENDRA device estimated price compared to $2.5M MRI price

PAGE 4

1. IP Asset: filed, issued and licensed patents and pending patent applications
2. Hepatology, The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe. Younossi, Blissett, Henry, Stepanova, Racila, Hunt, Beckerman, 2016
3. Grandview Research, 2020. *Liver Disease Diagnostics, Market Estimates & Trend Analysis from 2020 to 2027*

PAGE 6

1. The LANCET, Vincent Wai-Sun Wong, November 2015
2. *Cardiovascular Risk in Non-Alcoholic Fatty Liver Disease: Mechanisms and Therapeutic Implications* Claudio Tana, Int'l Journal of Environmental Research and Public Health, Aug 2019
3. Hepatology, The economic and clinical burden of nonalcoholic fatty liver disease in the United States and Europe. Younossi, Blissett, Henry, Stepanova, Racila, Hunt, Beckerman, 2016
4. ENDRA estimate based on information from clinicaltrials.gov

PAGE 9

1. ENDRA global estimate derived from Association of American Medical Colleges, AMA, Euro Stats: 2015 and other sources.
2. ENDRA global estimate derived from *Diagnostic Ultrasound Imaging Global Analysis & Market Forecasts*, GlobalData, 2014
3. *Unique Insights Gained From Multiple NASH Studies, Overcoming Key Challenges to Design and Execute More Efficient Clinical Trials*, COVANCE-LABCORP CSCVMER002-0819, 2019

PAGE 16

1. ENDRA estimate derived from Grand View Research, *Global Radiofrequency Ablation Devices Market Segment Forecast to 2020* Oct. 2014. Note: Procedure volumes are for RF ablation procedures only. Procedure volumes are larger when including other energy-based ablation technologies such as microwave, cryotherapy and HIFU.

PAGE 17

1. Estimated payment range for CPT76705 includes Medicare vs. Private Insurance, and hospital and physician fees. Source: Medicare Fee Schedules (HOPD and Physician) and Kaiser Family Foundation (nhttps://www.kff.org)
2. Once TAEUS is FDA approved
3. Suggested patient self-pay of $25 to $50. Pricing determined by healthcare provider
4. Estimated payment range for assorted applicable procedures coded under CPT 76999, including Medicare and Private insurance payments, including hospital and physician fees. ENDRA's TAEUS is not expected to immediately secure reimbursement. Source Medicare Fee Schedules (HOPD and Physician) and Kaiser Family Foundation (https://www.kff.org)